Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Harley-Davidson Financial Services, Inc. (“Harley-Davidson Financial”)                  6 September 2024

Harley-Davidson Credit Corp. (the “Sponsor”)

Harley-Davidson Customer Funding Corp. (the “Depositor”)

222 West Adams Street, Suite 3100

Chicago, Illinois 60606

Re:	Harley-Davidson Motorcycle Trust 2024-B (the “Issuing Entity”)

Motorcycle Contract Backed Notes (the “Notes”)

Sample Contract Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by Harley-Davidson Financial, the Sponsor, Depositor, Citigroup Global Markets Inc., MUFG Securities Americas Inc. and Mizuho Securities USA LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of fixed rate, simple interest promissory notes and security agreements relating to the purchase of new or used motorcycles (the “Contracts”) relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with, or instructed us to obtain, as applicable:

a.	An electronic data file labeled “HDMOT_2024-B Prelim Pool for EY (06-30-2024).xlsx” and the corresponding record layout and decode information, as applicable (the “Base Preliminary Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of 30 June 2024 (the “Preliminary Cut-off Date”) relating to a pool of fixed rate, simple interest promissory notes and security agreements relating to the purchase of new or used motorcycles (the “Preliminary Contracts”) that the Sponsor, on behalf of the Depositor, indicated are expected to be representative of the Contracts,

b.	Information, assumptions and methodologies (collectively, the “Provided Calculation Methodology”), which are shown on Exhibit 1 to Attachment A, that the Sponsor, on behalf of the Depositor, indicated relate to the calculation of the characteristic(s) listed on Exhibit 1 to Attachment A (the “Provided Calculation Characteristic”) for each Preliminary Contract, as applicable,
c.	Imaged copies of the following items (collectively, the “Source Documents”):
i.	The promissory note and security agreement (collectively, the “Sales Contract”),
ii.	Certain printed screen shots from the Sponsor’s computerized loan origination or servicing system (the “System Screen Shots”) and
iii.	Certain printed amortization screen shots from the Sponsor’s computerized loan origination or servicing system (the “Amortization Schedules”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Contract (as defined in Attachment A), as applicable,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined in Attachment A), as applicable, which is shown on Exhibit 2 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Base Preliminary Data File, Provided Calculation Methodology, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Base Preliminary Data File, Provided Calculation Methodology, Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Contracts or Contracts, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Contracts conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,
ii.	The value of the collateral securing the Contracts,
iii.	Whether the originator(s) of the Contracts complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

6 September 2024

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we appended the information for each Preliminary Contract on the Base Preliminary Data File with the Provided Calculation Characteristic, as applicable, which we calculated using the Provided Calculation Methodology.

The Base Preliminary Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

2.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 150 Preliminary Contracts from the Preliminary Data File (the “Sample Contracts”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Contracts or the methodology they instructed us to use to select the Sample Contracts from the Preliminary Data File.

For the purpose of the procedures described in this report, the 150 Sample Contracts are referred to as Sample Contract Numbers 1 through 150.

3.	For each Sample Contract, we compared the Sample Characteristics listed on Exhibit 2 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the note(s) to Exhibit 2 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 2 to Attachment A. Except for the information shown on Exhibit 3 to Attachment A, all such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Provided Calculation Methodology

For the purpose of calculating the Provided Calculation Characteristic for each Preliminary Contract on the Base Preliminary Data File, the Sponsor, on behalf of the Depositor, instructed us to perform the following calculation(s):

Provided Calculation Characteristic	Calculation Methodology

Vehicle value	The sum of the: a. PrimaryAssetValue and b. SecondaryAssetValue, both as shown on the Base Preliminary Data File

Exhibit 2 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)

Account number	PCD_ACCT_NBR	System Screen Shots	i.

Application number	ApplicationNumber	System Screen Shots	i.

Co-obligor presence	JointIndicator	System Screen Shots

Origination date	OriginationDate	Sales Contract

Original maturity date	OrigMaturityDate	System Screen Shots

Original loan amount	OriginalBal	Sales Contract

Original interest rate	APR_Original	Sales Contract or Amortization Schedules	ii.

Original term	OriginalTerm	Sales Contract

First payment date	FirstPaymentDate	Sales Contract

Scheduled payment amount	PaymentAmount	Sales Contract

Vehicle manufacturer	AssetMake	Sales Contract	iii.

Vehicle model	AssetModel	Sales Contract or System Screen Shots	ii., iii.

Model year	AssetYear	Sales Contract

Vehicle type (new/used)	NewUsed	Sales Contract

Vehicle value	Vehicle value	System Screen Shots and recalculation, as applicable	iv.

Obligor credit score	FICO	System Screen Shots

Current loan maturity date	MaturityDate	System Screen Shots

Current borrower state	CustomerState	System Screen Shots

Current interest rate	APR_Current	System Screen Shots

Current loan balance	O_PrinBal	System Screen Shots	v.

Notes:

i.	For identification purposes only.

Exhibit 2 to Attachment A

ii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Contract, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File, as applicable, agreed with the corresponding information on at least one of the indicated Source Documents (and in accordance with any other applicable note(s)). We performed no procedures to reconcile any differences that may exist between the various Source Documents for the indicated Sample Characteristics.

iii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Contract, the Sponsor, on behalf of the Depositor, instructed us to ignore differences that appeared to be due to abbreviations, truncations or punctuation.

iv.	For the purpose of comparing the vehicle value Sample Characteristic for each Sample Contract, the Sponsor, on behalf of the Depositor, instructed us to sum the values of each asset type, as applicable, as shown in the System Screen Shots.

v.	For the purpose of comparing the current loan balance Sample Characteristic for each Sample Contract, the Sponsor, on behalf of the Depositor, instructed us to use the principal balance corresponding to the latest post date occurring on or before the Preliminary Cut-off Date, as applicable, as shown in the System Screen Shots.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, that are described in the notes above.

Exhibit 3 to Attachment A

Sample Characteristic Differences

Sample Contract Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

80	Current loan maturity date	5/21/2030	6/1/2030

126	Current loan maturity date	5/18/2029	6/18/2029